Restricted Cash and Investments	12 Months Ended
Dec. 31, 2014
Restricted Cash and Investments [Abstract]
Restricted Cash and Investments

8.	Restricted Cash and Investments

There were no restricted cash or investments as of December 31, 2014, or December 31, 2013. In November 2010, Nucor issued $600.0 million in 30-year Gulf Opportunity Zone bonds, the net proceeds of which were accounted for as restricted cash and investments. The restricted cash and investments were held in a trust account and were used to partially fund the capital costs associated with the construction of Nucor’s DRI facility in St. James Parish, Louisiana. Funds were disbursed as qualified expenditures for the construction of the facility were made ($275.3 million in 2013 and $311.8 million in 2012).